CAREER EDUCATION CORPORATION
SECOND QUARTER 2015
INVESTOR CONFERENCE CALL
AUGUST 7, 2015
Dave Rawden
Interim Chief Financial Officer
Ron McCray
Chairman & Interim Chief Executive Officer
Jason Friesen
Senior Vice President, Chief University Education Officer
Ashish Ghia
Vice President, Financial Planning and Analytics
Todd Nelson
Future President & Chief Executive Officer
Exhibit 99.2

This
presentation
contains
“forward-looking
statements,”
as
defined
in
Section
21E
of
the
Securities
Exchange
Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by (see, for example, Slide 14, and information currently available to, our management. We have tried to identify forward-
looking statements by using words such as “believe,” “anticipate,” “will,” “expect,” “project,” “continue to,”
“trends” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our
Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent filings with the Securities and Exchange Commission that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis.
The Company believes it is useful to present
non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.
As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the
Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed
or exceeded expectations.
The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation
(including the reconciliation) has been posted to our website.
Cautionary Statements & Disclosures

Agenda
•
Introduction of new CEO
•
Second Quarter Business Highlights
•
Review of Strategic Transformation
•
Financial Impacts of Strategic Transformation
•
Detailed Second Quarter Financial Results
•
Q&A Session

Second Quarter Highlights
•
Total University Group revenue of $138.2 million, up 2.6% year-over-year
–
Driven by increase in total student enrollments
•
University Group operating income $29.4 million, an increase of 50.0% year-over-year
–
Driven by revenue growth and cost initiatives
•
Adjusted EBITDA for the University Group and Corporate of $26.6 million, an increase of 36.3% year-over-year
•
Team
remains
focused
on
improving
student
outcomes
–
Intellipath
adaptive
learning
technology
provides
competitive
advantage
in
online
platform
–
Introducing
relevant
new
programs
to
address
employer
needs
•
New
Master
of
Education
(M.Ed)
degrees
in
Primary
and
Secondary
Education
at
AIU
during
the
second
quarter
•
Master of Nursing and Healthcare Management at CTU in first quarter
–
Developing mobile applications to enrich student experiences with an expected launch date of Q315
•
Growing corporate partnerships
–
New student enrollments from partners increased roughly 55% in 2Q15 versus prior year
TM

Strategy designed to right-size and re-engineer organization to create a profitable and competitive company better positioned to serve and educate our students
Path to competitive operating margins
Teach out/Divest
Transitional
Group and LCB
Corporate
Re-engineering
University
Efficiencies
Leg 1
Leg 2
Leg 3
Update on Transformation Plan
Institution
Action
Status
Le Cordon Bleu
Asset Held For Sale
Expect
to sign purchase agreement by year end
Missouri College
Pursuing Divestiture
Asset purchase agreement signed
Briarcliffe College
Pursuing Divestiture
Sale
process remains ongoing
Sanford-Brown
Teaching out
Initiated teach outs at the 15 Sanford-Brown campuses
Brooks Institute
Asset Sold
Divestiture
completed
Harrington College
Teaching out
Agreement in place to transfer certain students to another institution

Transforming our Cost Structure
Q215 Annualized
Operating Expenses
Leg 1
Leg 2
Leg 3
2018 Operating
Expenses
*Proportionate Savings Amounts are Not True to Scale
1.
Refer to slide 14 for a listing of key assumptions inherent in these projections.
2.
Operating expenses include both continuing operations and discontinued operations but exclude impairment.
3.
University savings reflect only expense reductions.
Our transformation strategy will reduce annualized 2015 operating expenses approximately
$375
million
by
the
end
of
fiscal
year
2018
(1)
Savings of ~$375M
Teach out/Divest
Transitional
Group & LCB*
Corporate
Re-engineering*
University
Efficiencies
(3)*
$900M
(2)

Second Quarter University Group Performance
($ millions)
160
140
120
100
80
60
40
20
0
134.7
138.2
19.6
29.4
19.5
26.6
Revenue
Operating Income
Adjusted EBITDA for University Group and Corporate
2Q14
2Q15

7 University Group Performance

19,800 20,600 10,800 10,700 2Q 2014 2Q 2015 CTU AIU 8 Total University Student Enrollments 30,600 31,300 +2.3%

30
24
12
3
Phase Down of Transitional Group
(1)
9
Review of Transitional Group
The Company expects all campuses selected for teach-out to be closed by 2018.
(1)
Teach-out dates are estimated based on current student enrollment and are subject to change.
(2)
Q2 2015 campuses include the teach out and held for sale campuses announced in May 2015.
(3)
Amounts for FY 2015 and FY 2016 exclude the impact of LCB. Refer to slide 14 for a listing of key assumptions inherent in these projections.
Expected Adjusted EBITDA from Transitional Group & Discontinued Ops
(3)
2Q 2015
FY 2015
FY 2016
$(30.8)
$(100)
$(85)
Represents the number of campuses remaining at the beginning of each period

Cash & Profitability Trends
2015
2016
2017
2018
Cash, cash equivalents,
restricted cash
and investments
$190M
Expected Adjusted EBITDA
from
Transitional Group & Discontinued
Operations
(1)
($100M)
($85M)
Total CEC operating margins
Mid-
single
digits
(1)
Amounts for FY 2015 and FY 2016 exclude the impact of LCB. Refer to slide 14 for a listing of key assumptions inherent in these projections.

Summary Expectations
•
Remain on plan to complete divestitures and/or teach outs of all remaining Career Colleges
•
Remain on plan to execute an agreement to sell Le Cordon Bleu by year end
•
Remain on track to generate flat-to-modest total student enrollment growth within the University Group over time
•
Expect total company operating margins to increase to mid-single digits in 2016, which would position us to be competitive in our industry as we exit 2018
•
As the transformation progresses, the Company will be in a better position to further leverage operational and technological efficiencies to improve student outcomes
•
Expect Adjusted EBITDA from Transitional/Discontinued Operations (excluding LCB) to be approximately
$(100)
million in 2015 and ($85)
million in 2016
–
Will improve significantly as teach outs complete in 2017 and 2018
•
Expect transformation strategy to remove approximately $375 million in operating expenses by the end of
2018,
compared
to
annualized
second
quarter
2015
operating
expenses,
inclusive
of
all
Career
College
and
LCB costs, reductions in corporate overhead, and achievement of greater efficiencies within core University
Group
•
Expect to maintain year-end cash, cash equivalents, restricted cash and investments balance above $190 million in 2015, to remain stable in 2016 and to see growth in 2017 and 2018
•
Restructuring charges expected to range from approximately $32 million to $38 million total
–
Approximately $12.6 million related to severance charges recorded in Q215 and will be paid through 2018
–
$20-$25 million related to lease obligations will be recorded at each campus’ teach-out date and will be paid through 2023, at which point we anticipate exiting the last lease

Reconciliation of GAAP to Non-GAAP Items
Adjusted EBITDA
Q2 2015
Q1 2015
Q4 2014
Q3 2014
Q2 2014
University Group and Corporate:
Pre-tax loss from continuing operations
(10,218)
$
(24,990)
$
(7,747)
$
(31,651)
$
(11,664)
$
Transitional Group pre-tax loss
32,624
30,470
23,788
40,764
25,364
Interest (income) expense, net
(52)
2
(38)
(120)
(177)
Depreciation and amortization
(3)
3,956
4,361
5,170
5,402
5,732
Stock-based compensation
(3)
530
940
966
950
1,020
Legal settlements
(3) (5)
-
-
-
-
(400)
-
-
-
73
-
(348)
556
(373)
(368)
(363)
-
-
-
(8,588)
-
94
93
1,354
-
-
Adjusted EBITDA--University Group and Corporate
(2)
26,586
$
11,432
$
23,120
$
6,462
$
19,512
$
Memo: Advertising Expenses
(3)
34,258
$
50,587
$
36,731
$
50,410
$
37,407
$
Transitional Group and Discontinued Operations
(4)
:
Pre-tax loss from discontinued operations
(11,252)
$
(102)
$
(17,195)
$
(15,201)
$
(33,046)
$
Transitional Group pre-tax loss
(32,624)
(30,470)
(23,788)
(40,764)
(25,364)
Loss on sale of business
(8)
917
-
-
-
311
Depreciation and amortization
(8)
3,231
2,351
7,319
7,739
8,662
Legal settlements
(5) (8)
(166)
1,485
-
225
2,000
11,372
6,019
14,203
14,412
7,454
(2,305)
(2,424)
(2,063)
(3,343)
920
13
(67)
1,029
-
-
Adjusted EBITDA--Transitional and Discontinued Operations
(2)
(30,814)
$
(23,208)
$
(20,495)
$
(36,932)
$
(39,063)
$
Consolidated Adjusted EBITDA
(4,228)
$
(11,776)
$
2,625
$
(30,470)
$
(19,551)
$
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(1)
(In thousands)
Insurance recovery
Cumulative adjustment related to revenue recognition
(3) (7)
Cumulative adjustment related to revenue recognition
(7) (8)
Asset impairments
(3)
Unused space charges
(3) (6)
Asset impairments
(8)
Unused space charges
(6) (8)

Reconciliation of GAAP to Non-GAAP Items –
con’t
(1)
(2)
(3)
Quarterly amounts relate to the University Group and Corporate.
(4)
The Company announced the Culinary Arts segment as held for sale during the fourth quarter of 2014 and it is therefore now reported within discontinued
operations.  Quarterly adjusted EBITDA amounts for Culinary Arts include:
Q2 2015
Q1 2015
Q4 2014
Q3 2014
Q2 2014
Pre-tax (loss) income
(10,532)
$
250
$
(15,927)
$
(12,602)
$
(19,771)
$
Depreciation and amortization
-

-

4,504

4,282

4,310

Legal settlements
-

775

-

-

2,000

Asset impairments
9,687

-

10,320

1,523

7,400

Unused space charges
(982)

(377)

65

213

(467)

Cumulative adjustment related to revenue recognition
5

54

514

-

-

Total
(1,822)
$
702
$
(524)
$
(6,584)
$
(6,528)
$
(5)
Legal settlement amounts are net of insurance recoveries.
(6)
(7)
Non-GAAP financial measures, when viewed in a reconciliation to corresponding GAAP financial measures, provide an additional way of viewing the company's results of operations and the factors and trends affecting the company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
Management assesses results of operations for the University Group and Corporate separately from the Transitional Group.  As a result, management views adjusted EBITDA from the University
Group and Corporate separately from the remainder of the organization, to assess results and make decisions.  Accordingly, the Transitional Group pre-tax losses are added back to pre-tax loss from continuing operations and subtracted from pre-tax loss from discontinued operations.
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its operations.  As a general matter, the company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the company's results have underperformed or exceeded expectations.
Unused space charges represent the net present value of remaining lease obligations less an estimated amount for sublease income as well as the subsequent accretion of these charges.
Revenue recognition adjustment relates to the accounting for students who withdraw from one of our institutions prior to completion of their program.  This adjustment now reflects revenue earned on a cash-basis of accounting beginning in the fourth quarter of 2014 for these students.
We believe adjusted EBITDA allows us to compare our current operating results with corresponding historical periods and with the operational performance of other companies in our industry because it does not give effect to potential differences caused by items we do not consider reflective of underlying operating performance. We also present adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of performance. In evaluating adjusted EBITDA, investors should be aware that in the future we may incur expenses similar to the adjustments presented above. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of our liquidity.
(8)
Quarterly amounts relate to the Transitional Group and Discontinued Operations.

Achievement of the transformation strategy estimated results included within these slides are based on the following key assumptions and factors, among others:
•
Flat-to-modest total enrollment growth within the University Group over time
•
Teach-outs and divestitures to occur as planned and performance consistent with historical experience
•
Signed purchase agreement for LCB by year end and transaction closed by early 2016
•
Achievement of projected rates of recovery for our real estate lease obligations which are consistent with historical experience
•
Right-sizing of our Corporate expense structure to serve primarily online institutions
•
No material changes in the legal or regulatory environment
•
Consistent working capital trends as compared to historical results
•
All projections for 2016 and beyond assume a completed sale of our LCB campuses
Although these estimates and assumptions are based upon management’s good faith beliefs regarding current events and actions that we may undertake in the future, actual results could differ from estimates.

Key Transformation Assumptions

15 End of Presentation